Exhibit 99.1

COMSTOCK ANNOUNCES FIRST QUARTER 2024 RESULTS AND CORPORATE UPDATES
Commissions First Metal Recycling Facility, Receives Initial Revenues Demonstrating Strong Demand

VIRGINIA CITY, NEVADA, APRIL 30, 2024 – Comstock Inc. (NYSE: LODE) (“Comstock,” “our,” and the “Company”), today announced its first quarter 2024 results, business updates and an updated 2024 business outlook.

“We are pushing the boundaries of technology and sustainability, especially in metals, fuels, and artificial intelligence, by leveraging our technical bench, our diverse and growing technology portfolio, and our frontier research and development partner networks that are now delivering tangible solutions that impact industries, economies, and communities.” stated Corrado De Gasperis, the Company’s Executive Chairman and Chief Executive Officer. “Metals is a great example, having just achieved a major milestone by producing 100% salable products from a first-of-its-kind, zero-landfill, recycling facility.”

Selected Segment Highlights for the First Quarter of 2024

Comstock Metals

•Secured all required operating permits and commenced production in Silver Springs, Nevada;
•Secured revenue generating contracts and began receiving large quantities of end-of-life solar panels;
•Commissioned and successfully tested all stages of production, producing 100% salable materials;
•Collected cash payments on receivables for substantially all of the panels received to date;
•Identified and securing lease for industry scale production facility with up to 100,000 tons of annual production; and
•Prepared permits for first expanded industry scale storage site.

“Comstock Metals crossed the first finish line with a successful commissioning of our first, zero-landfill, solar panel recycling facility that is now producing three distinct, renewable products from end-of-life solar panels,” added De Gasperis. “Our unit economics are highly attractive with better-than-expected processing cycles. These achievements position our metals team for more rapid expansions, for both storage and production, with 2-3 more facilities now in planning for Nevada alone.”

Comstock Fuels

•Commenced ongoing sample production of commercially available hydrodeoxygenated Bioleum Oil (“HBO”);
•Executed agreements for up to a $3 million investment in Sweden-based RenFuel K2B AB (“RenFuel”);
•Expanded research and development projects for even higher yields and lower costs of our biorefining solutions;
•Completed multiple, scaled techno-economic analysis for deploying customer solutions across the Americas; and
•Proposed on and in advanced discussions with multiple operationally experienced, well-capitalized customers.

“Last year we validated industry-leading yields exceeding 100 gallons per dry tonne of wood on a gasoline gallon equivalent basis (“GGE”) and confirmed market-leading, extremely low carbon intensity (“CI”) score of 15 on our woody biomass fuel solutions,” said De Gasperis. “We are now engaged across the industry for both technology adoption and monetization, wherein our customers are doing diligence on varying scales of facility adoptions, economic assessments and investment into fuels.”

Comstock Mining

Our mining teams have advanced our monetization plans for the northern part of the district, primarily our Storey County mineral estate, including the northern targets currently under lease and they have advanced our internal economic feasibility assessment for the southern part of the district, including updating all sensitivities for the current, higher mineral prices. We:

•Updated our internal Dayton-Spring Valley economic assessment using current pricing assumptions;
•Operationalized a first-of-its-kind satellite sensor platform through Quantum Generative Materials (“GenMat’s”) Hyperspectral Remote Sensing Imaging (“HRSI”) system, for optimizing future mineral exploration and discovery;
•Advanced Dayton’s mineral resource expansion plan together with GenMat’s geophysical teams; and
•Prepared, well-positioned and ready for the first full imaging scans of the Comstock historic district.

“Our economic assessment for the existing Dayton resource, including projected cash flows have more than doubled since last year based on our comprehensive update, including cost updates, and higher gold and silver prices,” added De Gasperis. “Regardless of the high probability of further resource expansion in the Dayton-Spring Valley complex, our existing economic feasibility can only grow from here with an added, extraordinary opportunity for a highly valuable, post productive land use.”

Strategic Investments (Minority Investments by the Company)

•Realigned our ownership of GenMat to 32% with direct technology rights for biofuels and mineral discovery;
•Green Li-ion Pte, Ltd. (“Green Li-ion) launched its first production facility for renewable cathode materials; and
•Sierra Springs Opportunity Fund Inc. (“SSOF) executed a high-value LOI for a property purchase in Silver Springs.

“GenMat has rapidly built an exceptional team, a remarkable data infrastructure and platform, and achieved a series of critical technical milestones surrounding its physics-based AI, simulation, engineering, and satellite remote sensing technology with only about $15 million of expenditures to date. It is now actively commercializing its solutions with sophisticated, industry leading technical, industrial, and governmental partners, stated De Gasperis. “This realignment and simplification positions GenMat to accelerate its commercialization and monetization efforts in every way, while we retain early-adopter rights for the use of these breakthrough technologies, enabling further advancements across both our biofuel and mineral discovery fields.”

GenMat

Comstock and GenMat recently agreed to simplify GenMat’s corporate and capital structure wherein GenMat will reincorporate as a Delaware corporation and issue common stock to Comstock (in exchange for the Company’s existing membership units) corresponding to 32% of GenMat’s fully diluted, reserved, and outstanding shares for Comstock’s $15 million cash and stock investment. Comstock maintains technology rights in the fields of biofuel development and mineral discovery and mining.

“This represents an exceptional pre-money valuation from our original investment as we continue supporting the technology developments in mineral discovery and low-carbon fuels and committing ongoing investment funds while GenMat commercializes it proprietary technology and assesses multiple, favorable outside capital opportunities,” said De Gasperis. “We anticipate GenMat consummating these transactions this year, and effectively closing out our investment commitment.”

RenFuel

Comstock Fuels is already using RenFuel’s patented catalytic esterification technology to refine its proprietary derivatives into HBO for use by advanced refineries in blending with, diversifying, and extending conventional fat, oil and grease feedstocks that can simultaneously produce SAF and Renewable Diesel. Comstock Fuels holds the exclusive license to RenFuel’s refining technologies for production in all the Americas and available for global sale and distribution.

“RenFuel’s team, technologies and our now collaborative joint venture are highly strategic and already impactful to our active commercialization activities,” said De Gasperis, “RenFuel’s highly specialized chemical expertise adds to the breadth and depth of our own technical team and their enabling patent portfolio complements our own extensive intellectual property portfolio. We are building a world class innovation and technology powerhouse, and we are just getting started.”

Green Li-ion

Green Li-ion recently announced the launch of its first commercial-scale installation to produce sustainable, battery-grade materials, the first of its kind in North America. The facility is located in Oklahoma and is expecting to produce valuable battery-grade cathode and anode materials from concentrated components of spent, end-of-life batteries.

De Gasperis continued: “Green Li-Ion was an early-stage minority investments with direct strategic importance that has made tremendous progress in its technology readiness and also seen remarkable appreciation in value that has now been validated on multiple occasions by third party transactions. The commercial advancements in Oklahoma further enhance their intrinsic value and position us to better monetize our investment, this year, for nearly $20 million in cash proceeds.”

Other Strategic Investments

The Company’s strategic investments have all proven to have direct impact on its goal of accelerating the commercialization of hard technologies for the energy transition. Our innovations team has also recently identified and is investing in additional pathways for breakthrough increases in our biofuel yields and significant reductions in our CI scores and costs.

“We will continue innovating and investing, within our own team and an expanded network of world-class innovation partners, with the long-term objective of matching the effectiveness and efficiency of petroleum, in every possible way,” said De Gasperis. “Producing sustainable aviation fuel and other renewable fuels at fossil parity isn’t merely an obsession or dream of some of our leaders. We aren’t that far away, and our strategic investments are providing a real line of sight on that possibility.”

Consolidated Financial Results

During the three-month period ending March 31, 2024, we:

•Decreased total assets to $104.9 million, down from $106.5 million at December 31, 2023;
•Increased total liabilities to $30.9 million, up from $28.2 million at December 31, 2023;
•Increased total debt to $10.9 million, up from $9.9 million at December 31, 2023;
•Extended the maturities on our GHF Inc. and Alvin Fund note obligations until April 15, 2026;
•Increased revenues to $0.4 million, from nil in the comparable 2023 quarter;
•Decreased loss from operations to $4.6 million, from a loss of $5.1 million in the comparable 2023 quarter;
•Increased net loss attributable to Comstock to $6.9 million, up from $5.7 million in the comparable 2023 quarter;
•Net loss per share to $0.06 was comparable to 2023 quarter net loss per share of $0.06; and
•Outstanding common shares were 122,615,150 and 138,245,070 at March 31, 2024, and April 26, 2024, respectively.

“We also expanded our pioneering innovation network with a committed corporate investment of $1.5 million for 40% of an unaffiliated development stage company, working in stealth-mode on advanced energy transition technologies, stated Mr. De Gasperis. “While we continue aligning our balance sheet and for the highest financial future impact, including extending our note maturities to April 2026 and funded the substantial majority of our AST and Haywood Quarry acquisitions, resulting in both AST and Decommissioning Services LLC becoming large shareholders, reaffirming their confidence in both us and our commercialization plans,” “Our upcoming monetization’s will punctuate a very well-repositioned growth portfolio.”

OUTLOOK

Comstock Fuel’s 2024 objectives include:

•Executing revenue generating commercial agreements for at least one industry-scale joint development project with operationally experienced, technologically sophisticated, and well capitalized customers;
•Executing revenue generating technical and engineering services agreements, ultimately in pursuit of license agreements for commercial production facilities that would each create running royalties for decades;
•Advancing and expanding our innovation network for even higher yields and lower costs; and
•Expanding our integrated biointermediate production system, including cellulosic ethanol and HBO.

Comstock Metals 2024 objectives include:

•Commissioning the photovoltaic material recycling;
•Commencing continuous production of our recycling facility and advancing the technology readiness;
•Expanding our existing revenue generating supply commitments; and
•Finalizing the design and site selection for the next 2-3 “industry-scale” facilities and commence permitting.

Industry scale facilities are expected to have up to 100,000 tons of annual capacity with market projections of up to 1 million tons of annual, end-of-life solar panels getting decommissioned by 2030, primarily in the southwest region of the U.S.

Comstock Mining 2024 objectives include:

•Receiving cash proceeds of more than $2 million from mineral leases leveraging the northern district claims;
•Commercializing mineral development agreements that enable resource expansion of the central district claims;
•Developing with GenMat, AI-based exploration tools, using Comstock's extensive geologic data along with GENMAT-1’s hyperspectral imaging solution to condition and develop the AI and ground-truth its predictions; and
•Complete the development and mine plans that enables the economic development of the southern district claims.

Our 2024 efforts will apply economic analysis to our existing gold and silver resources progressing toward full economic feasibility for the southern part of the district and the ultimate development of full mine and reclamation plans.

GenMat’s 2024 objectives include:

•Elevating new material simulation to TRL 7 by ongoing synthesis and testing of the physics-based AI’s ability to accurately predict material properties with confirmed precision and accuracy;
•Commercializing its space-based hyperspectral imaging sensor for mineral discovery applications; and
•Commercializing physics-based AI solutions to enterprise clients for advanced materials simulation and synthesis.

GenMat’s technologies have advanced much faster than anticipated and multiple commercial agreements are likely in 2024.

CONFERENCE CALL DETAILS

Comstock will host a conference call today, Tuesday, April 30, 2024, at 8 a.m. ET to report its First Quarter 2024 results and business update. We invite all investors and other interested parties to register for the webinar at the link below.

Date: April 30, 2024
Time: 5 am PT/8 am ET
Register: Webinar Registration

HAVE QUESTIONS? There will be an allotted time following the results presentation for a Q&A session. Unaddressed questions will be reviewed by management and responded to accordingly. You may submit your question(s) beforehand in the registration form (linked above) or by email at ir@comstockinc.com.

About Comstock
Comstock Inc. (NYSE: LODE) commercializes innovative technologies that contribute to global decarbonization by efficiently converting under-utilized natural resources, primarily, woody biomass into net zero renewable fuels, end-of-life metal extraction, and generative AI-enabled advanced materials synthesis and mineral discovery. To learn more, please visit www.comstock.inc.

Comstock Social Media Policy
Comstock Inc. has used, and intends to continue using, its investor relations link and main website at www.comstock.inc in addition to its Twitter, LinkedIn and YouTube accounts, as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

CONTACTS:

For investor inquiries:
RB Milestone Group LLC
Tel (203) 487-2759
ir@comstockinc.com

For media inquiries or questions:
Comstock Inc., Zach Spencer
Tel (775) 847-7532
questions@comstockinc.com

Forward-Looking Statements
This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: future market conditions; future explorations or acquisitions; future changes in our research, development and exploration activities; future financial, natural, and social gains; future prices and sales of, and demand for, our products and services; land entitlements and uses; permits; production capacity and operations; operating and overhead costs; future capital expenditures and their impact on us; operational and management changes (including changes in the Board of Directors); changes in business strategies, planning and tactics; future employment and contributions of personnel, including consultants; future land and asset sales; investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives, including the nature, timing and accounting for restructuring charges, derivative assets and liabilities and the impact thereof; contingencies; litigation, administrative or arbitration proceedings; environmental compliance and changes in the regulatory environment; offerings, limitations on sales or offering of equity or debt securities, including asset sales and associated costs; business opportunities, growth rates, future working capital, needs, revenues, variable costs, throughput rates, operating expenses, debt levels, cash flows, margins, taxes and earnings. These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments, and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, and lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious and other metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; challenges to, or potential inability to, achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology and efficacy, quantum computing and generative artificial intelligence supported advanced materials development, development of cellulosic technology in bio-fuels and related material production; commercialization of cellulosic technology in bio-fuels and generative artificial intelligence development services; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuer. Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuers.